                         POWER OF ATTORNEY FOR EXECUTING
                  FORM ID, FORM 3, FORM 4 AND FORM 5, FORM 144
                            AND SCHEDULE 13D AND 13G

     Know all by these present, that each of the undersigned hereby makes, constitutes and appoints Charles E. Gale as such undersigned's true and lawful attorney-in-fact, with full power and authority as hereinafter described on behalf of and in the name, place and stead of such undersigned to:

     (1)  prepare, execute and submit, in the undersigned's name and on the undersigned's behalf, to the U.S. Securities and Exchange Commission
          (the "SEC") a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of the reports referenced in clause (2) below;

     (2)  execute for and on behalf of the undersigned, (a) any Form 3, Form 4 and Form 5 (including amendments thereto) in accordance with Section
          16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), (b)
          Form 144 and (c) Schedule 13D and Schedule 13G (including amendments thereto) in accordance with Sections 13(d) and 13(g) of the Exchange
          Act, but only to the extent each form or schedule relates to the undersigned's beneficial ownership of securities of Reata
          Pharmaceuticals, Inc. (the "Company");

     (3)  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any Form
          ID, Form 3, Form 4, Form 5, Form 144, Schedule 13D or Schedule 13G,
          complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

     (4)  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of the attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by the attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as the attorney-in-fact may approve in the
          attorney-in-fact's discretion.

     Each of the undersigned acknowledges that:

     (1)  this Power of Attorney authorizes, but does not require, the attorney-in-fact to act in his discretion on information provided to the attorney-in-fact without independent verification of such information;

     (2)  any documents prepared and/or executed by the attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney will be in such form and will contain such information and disclosure as the attorney-in-fact, in his discretion, deems necessary or desirable;

     (3)  neither the Company nor the attorney-in-fact assume (i) any liability for the undersigned's responsibility to comply with the requirement of the Exchange Act, (ii) any liability of the undersigned for any failure to comply with such requirements, or (iii) any obligation or liability of the undersigned for profit disgorgement under Section
          16(b) of the Exchange Act; and

     (4)  this Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned's obligations under the Exchange Act, including without limitation the reporting requirements under Section 16 of the Exchange Act.

     Each of the undersigned hereby gives and grants the foregoing attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the foregoing matters as fully as such undersigned might or could do if present, hereby ratifying all that such attorney-in-fact of, for and on behalf of such undersigned, shall lawfully do or cause to be done by virtue of this Limited
Power of Attorney.

     This Power of Attorney shall remain in full force and effect until each of the undersigned is no longer required to file any of Form ID, Form 3, Form 4,
Form 5, Form 144, Schedule 13D and Schedule 13G (including any amendments thereto) with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

     IN WITNESS WHEREOF, each of the undersigned has caused this Power of
Attorney to be executed as of this 17th day of May, 2016.

                                        By: /s/ Evelyn P. Rose
                                            ------------------------------------
                                            Evelyn P. Rose

                                        Evelyn P. Rose Fidelity Rollover IRA

                                        /s/ Evelyn P. Rose
                                        ----------------------------------------
                                        By: Evelyn P. Rose, Authorized Signatory